Exhibit 99.1

Stronghold Digital Mining Announces $9 Million Private Placement; Additional Details on Improved Efficiency and Cost Reduction Program

September 13, 2022 9:00 PM EDT

NEW YORK, Sept. 13, 2022 (GLOBE NEWSWIRE) -- Stronghold Digital Mining, Inc. (NASDAQ: SDIG) (“Stronghold”, or the “Company”) has entered into a securities purchase agreement with each of an institutional investor and the Company’s co-chairman and chief executive officer, Greg Beard, to purchase 5,000,000 and 602,609 shares of Class A common stock at a purchase price of $1.60 and $1.66, respectively, and warrants to purchase an aggregate 5,602,409 shares of Class A common stock. The warrants will have an initial exercise price of $1.75 per share (subject to adjustments) and will expire five years from the date of issuance.

Gross proceeds from the non-brokered private placement are expected to be approximately $9.0 million before deducting offering expenses. The closing of the private placement is expected to occur on or about September 15, 2022, subject to the satisfaction of customary closing conditions. The proceeds from the private placement will be used for general corporate purposes, which may include future acquisition of Bitcoin miners.

“I am excited to see an esteemed institutional investor demonstrate its belief in the Company while also broadening my own commitment to and belief in the Company,” said Beard. “We believe the private placement continues to demonstrate our ability to raise capital in creative ways that continue to strengthen the Company’s financial position. The proceeds from the private placement are expected to further our strategy of acquiring Bitcoin miners as we continue to re-stock our data centers.”

The securities were offered in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the "Act"), and Regulation D promulgated thereunder and have not been registered under the Act, or applicable state securities laws. Accordingly, the securities may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Act and such applicable state securities laws. Pursuant to a registration rights agreement with the investors, the Company has agreed to file one or more registration statements with the Securities and Exchange Commission (the “SEC”) covering the resale of the shares of common stock and the shares issuable upon exercise of the warrants.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Cost Reduction Plan

Additionally, the Company has identified an estimated $8 million to $11 million of potential annualized cost savings, including cost savings resulting from the Company’s internalization of various support services and completion of certain non-recurring power plant upgrades, that it believes will benefit its cost structure in 2023 compared to 2022. Approximately $2.5 million of the reductions are complete, approximately $6 million in additional reductions are planned, and an additional $2.5 million are under review by the Company.

Beard commented, “We are highly focused on becoming a more efficient Company and the team has worked extensively to identify areas for material improvements to our operating costs. These opportunities are meaningful as we are nearing the peak period of heavy investment in our power plants to ensure reliable and low-cost power generation, and we are actively executing on other cost reduction initiatives to improve our cash flow profile.”

About Stronghold Digital Mining, Inc.

Stronghold is a vertically integrated Bitcoin mining company with an emphasis on environmentally beneficial operations. Stronghold houses its miners at its wholly owned and operated Scrubgrass Plant and Panther Creek Plant, both of which are low-cost, environmentally beneficial coal refuse power generation facilities in Pennsylvania.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements contained in this press release constitute “forward-looking statements.” within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements and the business prospects of Stronghold are subject to a number of risks and uncertainties that may cause Stronghold’s actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things: the ability to close on the private placement; our ability to purchase Bitcoin miners; our ability to execute on our cost reduction plan; the hybrid nature of our business model, which is highly dependent on the price of Bitcoin; our dependence on the level of demand and financial performance of the crypto asset industry; our ability to manage growth, business, financial results and results of operations; uncertainty regarding our evolving business model; our ability to retain management and key personnel and the integration of new management; our ability to raise capital to fund business growth; our ability to maintain sufficient liquidity to fund operations, growth and acquisitions; our substantial indebtedness and its effect on our results of operations and our financial condition; uncertainty regarding the outcomes of any investigations or proceedings; our ability to enter into purchase agreements, acquisitions and financing transactions; our ability to perform our obligations and satisfy all conditions to closing under the agreements related to our NYDIG debt extinguishment transaction; public health crises, epidemics, and pandemics such as the coronavirus pandemic; our ability to procure crypto asset mining equipment from foreign-based suppliers; our ability to maintain our relationships with our third party brokers and our dependence on their performance; our ability to procure crypto asset mining equipment; developments and changes in laws and regulations, including increased regulation of the crypto asset industry through legislative action and revised rules and standards applied by The Financial Crimes Enforcement Network under the authority of the U.S. Bank Secrecy Act and the Investment Company Act; the future acceptance and/or widespread use of, and demand for, Bitcoin and other crypto assets; our ability to respond to price fluctuations and rapidly changing technology; our ability to operate our coal refuse power generation facilities as planned; our ability to avail ourselves of tax credits for the clean-up of coal refuse piles; and legislative or regulatory changes, and liability under, or any future inability to comply with, existing or future energy regulations or requirements. More information on these risks and other potential factors that could affect our financial results is included in our filings with the Securities and Exchange Commission, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Annual Report on Form 10-K filed on March 29, 2022 and our Quarterly Reports on Form 10-Q filed on May 16, 2022 and August 16, 2022. Any forward-looking statement speaks only as of the date as of which such statement is made, and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise. Investor Contact:

Matt Glover or Jeff Grampp, CFA
Gateway Group, Inc.
SDIG@GatewayIR.com
1-949-574-3860

Media Contact:

contact@strongholddigitalmining.com